Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Generac Holdings Inc. (the “Company”), does hereby certify that to his knowledge:

1.

the Company's annual report on Form 10-K for the fiscal year ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

the information contained in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2025	/s/ Aaron Jagdfeld
	Name:	Aaron Jagdfeld
	Title:	Chairman, President and Chief Executive Officer